EXHIBIT 4.1



CLASS A                                            CLASS A COMMON STOCK
COMMON STOCK

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              NUMBER             [MOLEX LOGO]             SHARES
A
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                              MOLEX INCORPORATED
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                         SEE REVERSE
                                                         SIDE FOR
                                                         CERTAIN DEFINITIONS

                                                         CUSIP 608554 20 0


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This certifies that


if the owner of
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          FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK,
               PAR VALUE $0.05 PER SHARE, OF MOLEX INCORPORATED



                                CERTIFICATE OF STOCK
                        [OVERPRINTING DESCRIPTIVE LANGUAGE]


      Witness the seal of the Corporation and the signatures of its duly authorized officers.



Dated:

/s/                                                      /s/
                 [MOLEX INCORPORATED SEAL]
SECRETARY                                            CHAIRMAN OF THE BOARD

                                 COUNTERSIGNED AND REGISTERED:
                                      COMPUTERSHARE INVESTOR SERVICES LLC
                                                  (Chicago)



                                 TRANSFER AGENT AND REGISTRAR
                      BY
                                         AUTHORIZED SIGNATURE

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM ___ as tenants in common    UNIF GIFT MIN ACT-______Custodian_______
                                                      (Cust)         (Minor)
TEN ENT ___ as tenants by the entireties         under Uniform Gifts to Minors

JT TEN  ___ as joint tenants with right of     Act _____________________(State)
            survivorship and not as tenants
            in common


        Additional abbreviations may also be used though not in the above list.

     For value received _________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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-----------------------------------------------------------------------  Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full substitution in the premises

Dated ________________________________________

                                 Signature(s):

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Signature(s) Guaranteed By:

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SIGNATURE(S) MUST BE GUARANTEED BY COMMERCIAL BANK OR BY MEMBER FIRM OF ONE OF
THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR PACIFIC STOCK EXCHANGE

   NOTICE: The signature(s) to this assignment must correspond with the names as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever.